                                                                   EXHIBIT 16(E)

                               POWER OF ATTORNEY


STATE OF :  TEXAS
COUNTY OF:  BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ JANICE E. MARSHALL                          April 15 , 1998
-------------------------------                  ---------------------------
Janice E. Marshall                               Date
Director


On this 15th day of April, 1998, before me, Leticia L. Casiano the undersigned Notary Public, personally appeared Janice E. Marshall, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

                                      /s/LETICIA L. CASIANO
                                      ----------------------
                                      Notary Public

(seal)

                               POWER OF ATTORNEY


STATE OF :  TEXAS
COUNTY OF:  BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ WILLIAM B. TRACY                            April 20, 1998
--------------------------                       ---------------------
William B. Tracy                                 Date
Director


On this 20th day of April, 1998, before me, Barbara B. Charo the undersigned Notary Public, personally appeared William B. Tracy, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                 /s/Barbara B. Charo
                                                 --------------------
                                                 Notary Public

(seal)

                               POWER OF ATTORNEY


STATE OF :  TEXAS
COUNTY OF:  BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ DONALD R. WALKER                             April 14, 1998
---------------------------                      ---------------------
Donald R. Walker                                 Date
Director


On this 14th day of April 1998, before me, Susan Stoutamire the undersigned Notary Public, personally appeared Donald R. Walker, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.


WITNESS my hand and official seal

                                                 /s/ Susan Stoutamire
                                                 ----------------------
                                                 Notary Public

(seal)


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